Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill
As at December 31, 2025 and 2024, intangible assets of the Company's LNG segment consisted of acquired time-charter contracts with a weighted-average amortization period of 25.0 years and 20.7 years, respectively, from the date of acquisition. As at December 31, 2025 and 2024, intangible assets of the Company's NGL segment consisted of acquired time-charter contracts with a weighted-average amortization period of 4.7 years from the date of acquisition. The carrying amount of the Company's intangible assets as follows:

	December 31, 2025 $			December 31, 2024 $
	LNG Segment $	NGL Segment $	Total $	LNG Segment $	NGL Segment $	Total $
Gross carrying amount	36,506	24,810	61,316	179,813	24,810	204,623
Accumulated amortization	(31,395)	(16,421)	(47,816)	(173,242)	(10,947)	(184,189)
Net carrying amount	5,111	8,389	13,500	6,571	13,863	20,434

For the years ended December 31, 2025, 2024 and 2023, amortization expense associated with intangible assets was $6.9 million, $10.0 million and $11.6 million, respectively. Amortization expense associated with intangible assets in each of the next five succeeding fiscal years is expected to be approximately $6.9 million (2026), $3.4 million (2027), $2.1 million (2028), $1.1 million (2029) and nil (2030).
The Company's carrying amount of goodwill as at December 31, 2025 and 2024 is as follows:

	December 31, 2025 $	December 31, 2024 $
LNG segment	31,921	31,921
NGL segment	5,387	5,387
Total	37,308	37,308
The Company conducts an impairment review annually or more frequently if facts and circumstances suggest goodwill may be impaired. No impairment charge was recorded for the years ended December 31, 2025, 2024 and 2023.